SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          ----------------------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 18, 2006

                                    --------

                     FRANKLIN CREDIT MANAGEMENT CORPORATION
             (Exact name of registrant as specified in its charter)

           Delaware                       0-17771                75-2243266
(State or other jurisdiction of   (Commission file number)    (I.R.S. employer
incorporation or organization)                               identification no.)

    Six Harrison Street
    New York, New York                                             10013
   (Address of principal                                         (Zip code)
     executive offices)

       Registrant's telephone number, including area code: (201) 604-4402

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Check the appropriate box below in the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240. 14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

      On April 24, 2006, the registrant filed a Current Report on Form 8-K disclosing that, on April 18, 2006, the registrant received notice from the NASDAQ Stock Market ("NASDAQ") that its common stock would be delisted from NASDAQ effective with the open of business on April 27, 2006, as a result of its failure to timely file its Annual Report on Firm 10-K for the year ended December 31, 2005 (the "2005 Form 10-K") as required by NASDAQ Marketplace Rule 4310(c)(14). Such Form 8-K also disclosed that the registrant requested a hearing in accordance with the Marketplace Rule 4800 Series, which hearing request would stay the delisting of the registrant's securities pending a decision by a NASDAQ Listing Qualifications Panel.

      This Form 8-K/A is being filed to reflect that, subsequently, on the evening of April 24, 2006, the registrant filed its 2005 10-K and notified NASDAQ of such filing. As the 2005 10-K was filed after 5:30 p.m. (Eastern
Time), the 2005 10-K will be deemed to have been filed on April 25, 2006. The registrant believes that such filing restores the Company's compliance with Marketplace Rule 4310(c)(14) and will render the previously requested hearing unnecessary.

      On April 24, 2006, the registrant issued a press release announcing its receipt of the notice from the NASDAQ Staff, and its subsequent filing of its 2005 Form 10-K. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference. The updated press release attached to this Form 8-K/A replaces the press release that was attached to the previously filed Form 8-K, which press release was not released to the media.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.   Description
-----------   -----------
99.1          Press Release, dated April 24, 2006, entitled "Franklin Credit
              Management Filed Annual Report on Form 10-K on Evening of April
              24, 2006; Delinquency Notice Received from NASDAQ."

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     FRANKLIN CREDIT MANAGEMENT CORPORATION

                                          By: /s/ Paul D. Colasono
                                              --------------------
                                              Name: Paul D. Colasono
                                              Title: Chief Financial Officer and
                                                     Executive Vice President

Date: April 24, 2006